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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: January 22, 1999
                        (Date of earliest event reported)

                             AVANIR PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

         0-18734                                         33-0314804
(Commission File Number)                       (IRS Employer Identification No.)

         9393 Towne Centre Drive, Suite 200, San Diego, California 92121
               (Address of principal executive offices) (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)



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Item 5.  OTHER EVENTS

         On January 22, 1999, the Company entered into an agreement with a New York City based private investment firm for an equity line which potentially allows the Company to access up to $10 million in financing over a two-year period through the sales of its common stock.

         Additional information related to this transaction is incorporated by reference herein in the Company's press release dated January 25, 1999, the Registration Rights Agreement and Class A Common Stock Investment Agreement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  (i) Exhibit 99 - Press Release dated January 25, 1999

                  (ii) Exhibit 10.1 - Registration Rights Agreement

                  (iii) Exhibit 10.2 - Class A Common Stock Investment Agreement


                  SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       AVANIR PHARMACEUTICALS

Date:  January 25, 1999                By: \s\ Gregory P. Hanson
                                       -----------------------------------------
                                       Gregory P. Hanson
                                       Vice President, Finance and
                                       Chief Financial Officer